Effective immediately, the sub-section entitled “MFS Commodity Strategy Fund” under the sub-section entitled “Principal Investment Types” beneath the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

MFS Commodity Strategy Fund:  MFS Commodity Strategy Fund is a mutual fund advised by MFS that provides exposure to the commodities markets.  The fund normally invests significantly in commodity-linked notes and debt instruments.  In addition to direct investments in commodity-linked notes , the fund may also invest up to 25% in MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands, which will invest significantly in commodity-linked derivatives (such as commodity-linked futures, options, and swaps) and debt instruments.

1006548                                                                                                                                                   1                                                                                                     GMA-SUP-051914